UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2025

GRID DYNAMICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38685	83-0632724
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5000 Executive Parkway, Suite 520

San Ramon, CA 94583

(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 523-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GDYN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Grid Dynamics Holdings, Inc. (the “Company”) held on December 23, 2025, the Company’s stockholders approved an amendment (the “Plan Amendment”) to the Grid Dynamics Holdings, Inc. 2020 Equity Incentive Plan (the “2020 Equity Incentive Plan”) to increase the number of shares of common stock of the Company available for issuance under the 2020 Equity Incentive Plan by 3,500,000 shares. Also, as part of the Plan Amendment, the 2020 Equity Incentive Plan was amended so that it no longer permits the repricing, exchange, certain transfers or cash buyout of equity awards without stockholder approval. The Plan Amendment was previously approved by the board of directors of the Company, subject to stockholder approval.

The Plan Amendment became effective immediately upon stockholder approval at the Annual Meeting. A more complete summary of the terms of the Plan Amendment is set forth in “Proposal No. 4 – Approval of Additional Shares under the 2020 Equity Incentive Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 10, 2025 (the “Proxy Statement”), which description and text are incorporated herein by reference.

The above description of the Plan Amendment does not purport to be complete and is qualified in its entirety by the full text of the Plan Amendment, set forth in Exhibit 10.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Present at the Annual Meeting in person or by proxy were holders of 77,173,014 shares of the Company’s common stock, representing 91.0% of the voting power of the shares of the Company’s common stock outstanding as of November 4, 2025, the record date for the Annual Meeting, and constituting a quorum for the transaction of business. The matters that were voted upon at the Annual Meeting, and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, where applicable, are set forth below.

Proposal 1: Election of Three Class III Directors to Serve Until the 2028 Annual Meeting of Stockholders:

The Company’s stockholders elected the Company’s nominees for Class III directors to serve on the Company’s board of directors until the Company’s 2028 annual meeting of stockholders.

	Votes For	Votes Withheld	Broker Non-Votes
Eric Benhamou	41,520,832	30,812,944	4,839,238
Patrick Nicolet	69,536,832	2,796,944	4,839,238
Weihang Wang	62,985,417	9,348,359	4,839,238

Proposal 2: Ratification of the Appointment of Grant Thornton LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2025:

The Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2025.

Votes For	Votes Against	Abstentions	Broker Non-Votes
76,268,902	734,221	169,891	—

Proposal 3: Advisory Approval of Named Executive Officer Compensation:

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,985,429	31,195,019	153,328	4,839,238

Proposal 4: Approval of Additional Shares under the 2020 Equity Incentive Plan:

The Company’s stockholders approved an amendment to the 2020 Equity Incentive Plan to increase the number of shares authorized for issuance under the 2020 Equity Incentive Plan by 3,500,000 shares.

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,384,373	22,797,606	151,797	4,839,238

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Amendment to the Grid Dynamics Holdings, Inc. 2020 Equity Incentive Plan.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2025

GRID DYNAMICS HOLDINGS, INC.

By:	/s/ Anil Doradla
Name:	Anil Doradla
Title:	Chief Financial Officer